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                                                                   EXHIBIT 10.24


                       ASSIGNMENT AND ASSUMPTION OF LEASE
                  (3560 Hyland Avenue, Costa Mesa, California)


          THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "ASSIGNMENT") is entered into as of this 1st day of January, 1996 by and between APRIA HEALTHCARE, INC., a Delaware corporation ("ASSIGNOR"), and APRIA HEALTHCARE GROUP INC., a Delaware corporation ("ASSIGNEE"), with reference to the following Recitals:


                                 R E C I T A L S


          A. Assignor is currently the tenant under that certain Building Lease dated December 1, 1988 by and between C.J. Segerstrom & Sons, a California general partnership ("LANDLORD"), and Abbey Medical, Inc., a Delaware corporation ("ABBEY"), as such lease has been amended from time to time (as amended, the "LEASE") including, without limitation, by that certain Complete Restatement of Lease Amendments and Amendment to Building Lease dated as of July 21, 1995 by and between Landlord and Assignor (the "RESTATEMENT"). All terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Lease.

          B. Pursuant to that certain Assignment, Assumption and Consent Re Lease effective as of July 13, 1995, Abbey assigned to Assignor all right, title and interest of Abbey as tenant in and under the Lease.

          C. Assignor now wishes to assign to Assignee and Assignee wishes to assume all right, title and interest of Assignor, as tenant, in and to the Lease.

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby assigns and transfers to Assignee all right, title and interest of Assignor, as tenant, in, to and under the Lease.

          Assignee hereby accepts the foregoing assignment by Assignor and assumes and agrees to be bound by and perform all obligations of the tenant pursuant to the Lease and to abide by all the terms, provisions, covenants and conditions of the Lease, including, but not limited to, those providing for the payment of rent, additional rent and other charges, whether arising on, before or after the date of this Assignment.

          This Assignment is made in accordance with the provisions of Article 14 of the Lease. Pursuant to the terms of Article 14 of the Lease and Section 13(k)(vi) of the Restatement,


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Landlord's consent is not required for the effectiveness of this Assignment as all conditions set forth therein are satisfied and Assignee qualifies as a Permitted Assignee under the Lease.

          This Assignment shall be binding upon and inure to the benefit of each of Assignor and Assignee and their respective successors and assigns subject, however, to the terms of the Lease with respect to any further assignment by Assignee.

          This Assignment will be effective as of the date hereof upon execution and delivery by each of Assignor and Assignee.

          EXECUTED as of the date first above written.


                                   ASSIGNOR:

                                   APRIA HEALTHCARE, INC.,
                                   a Delaware corporation

                                   By:
                                         ------------------------------------
                                   Title:
                                         ------------------------------------

                                   By:
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                                   Title:
                                         ------------------------------------


                                   ASSIGNEE:

                                   APRIA HEALTHCARE GROUP INC.,
                                   a Delaware corporation

                                   By:
                                         ------------------------------------
                                   Title:
                                         ------------------------------------

                                   By:
                                         ------------------------------------
                                   Title:
                                         ------------------------------------


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